THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THIS "SUBSCRIPTION AGREEMENT") RELATES HAVE BEEN ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT IN THE UNITED STATES OR U.S. PERSONS (AS DEFINED HEREIN) AND ARE NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES AND NONE OF THE SECURITIES INTO WHICH SUCH SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE U.S. STATE AND FOREIGN SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES AND THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

BE AT TV, INC.
(the "Issuer")
PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
 (UNITS – NON-US SUBSCRIBERS)
INSTRUCTIONS TO SUBSCRIBER
1.	You must complete all the information in the boxes on page 2 and sign where indicated with an "X", including information with respect to your SIN, SSN, or other tax identification number.
2.	Please forward your fully completed and executed Private Placement Subscription Agreement by email to the Issuer c/o Clark Wilson LLP, 900 – 885 West Georgia Street, Vancouver, BC, Canada V6H 3H1 at VHlus@cwilson.com.
3.	You may pay by wire transfer to Clark Wilson LLP, legal counsel for the Issuer, pursuant to the wiring instructions set out in Exhibit A that is on page 14. If the funds are wired or sent to the Issuer's legal counsel, you irrevocably authorize such legal counsel to immediately deliver the funds to the Issuer.

BE AT TV, INC.
PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase from Be At TV, Inc. (the "Issuer") that number of units of the Issuer (each, a "Unit") set out below at a price of $0.3675 per Unit.  Each Unit is comprised of one share of common stock in the capital of the Issuer (each, a "Share") and one transferable share purchase warrant (each, a "Warrant"). Each Warrant will entitle the holder thereof to acquire one Share (each, a "Warrant Share") at a price of $0.424 per Warrant Share until 5:00 p.m. (Pacific time) on the date of expiration of the Warrant, which is three (3) years following the Closing Date (as defined herein). The Subscriber agrees to be bound by the terms and conditions set forth in the attached "Terms and Conditions of Subscription for Units".

Subscriber Information	Units to be Purchased x $0.3675
(Print Name of Subscriber)	(Number of Units)

Account Reference (if applicable): _____________________________
X	Total Subscription Price: (the "Subscription Amount", plus wire fees if applicable)
(Signature of Subscriber – if the Subscriber is an Individual) X
(Signature of Authorized Signatory – if the Subscriber is not an Individual)

(Name and Title  of Authorized Signatory – if the Subscriber is not an Individual)

(SIN, SSN, or other Tax Identification Number of the Subscriber)

(Subscriber's Address, including postal or zip code)

(Telephone Number)                                                        (Email Address)

Register the Shares and Warrants as set forth below: (Name to Appear on Share and Warrant Certificates) (Account Reference, if applicable) (Address, including postal or zip code)	Deliver the Share and Warrant Certificates as follows: (Attention - Name) (Account Reference, if applicable) (Street Address, including postal or zip code – no PO Boxes permitted) (Telephone Number)

ACCEPTANCE
The Issuer hereby accepts the Subscription (as defined herein) on the terms and conditions contained in this private placement subscription agreement (this "Agreement") as of the 24th day of June, 2015 (the "Closing Date").
BE AT TV, INC.

Per:  /s/ Paul Medley
        Authorized Signatory

 Address for Notice:
c/o 8 Ridge Street
North Sydney  2060
 Australia
Attention:	Paul Medley
Email:	paulmedley6@hotmail.com

TERMS AND CONDITIONS OF SUBSCRIPTION FOR UNITS
1.	Subscription
1.1            On the basis of the representations and warranties, and subject to the terms and conditions, set forth in this Agreement, the Subscriber hereby irrevocably subscribes for and agrees to purchase such number of Units as is set forth on page 2 of this Agreement at a price of $0.3675 per Unit for the Subscription Amount shown on page 2 of this Agreement, which is tendered herewith (such subscription and agreement to purchase being the "Subscription"), and the Issuer agrees to sell the Units to the Subscriber, effective upon the Issuer's acceptance of this Agreement.
1.2            Each Unit will consist of one Share and one Warrant.  Each Warrant will entitle the holder thereof to purchase one Warrant Share, as presently constituted, at an exercise price of $0.424 per Warrant Share until the date that is three years following the Closing Date.  The Units, Shares, Warrants and Warrant Shares are referred to herein as the "Securities".
1.3            The Subscriber acknowledges that, in connection with this private placement offering (the "Offering"), the Issuer may issue up to 6,258,654 Units, or such lesser or greater number of Units as may be determined by the Issuer in its sole discretion, to raise gross proceeds of up to $2,300,000, or such lesser or greater amount as may be determined by the Issuer in its sole discretion.
1.4            All dollar amounts referred to in this Agreement are in lawful money of the United States of America, unless otherwise indicated.
2.	Payment
2.1            The Subscription Amount must accompany this Subscription and will be paid by wire transfer to: (a) the Issuer, pursuant to instructions to be provided by the Issuer to the Subscriber on request by the Subscriber, or (b) Clark Wilson LLP, the Issuer's legal counsel (the "Issuer's Counsel"), pursuant to the wiring instructions set out in Exhibit A that is on page 14. The Subscriber irrevocably authorizes the Issuer's Counsel to immediately deliver the Subscription Amount to the Issuer upon receipt of the Subscription Amount from the Subscriber, notwithstanding that such delivery may be made by the Issuer's Counsel to the Issuer prior to the closing of the Offering (the "Closing"). The Subscriber authorizes the Issuer to treat the Subscription Amount as an interest free loan until the Closing.
2.2            The Subscriber acknowledges and agrees that this Agreement, the Subscription Amount and any other documents delivered in connection herewith will be held by or on behalf of the Issuer.  In the event that this Agreement is not accepted by the Issuer for whatever reason, which the Issuer expressly reserves the right to do, the Issuer will return the Subscription Amount (without interest thereon) to the Subscriber at the address of the Subscriber as set forth on page 2 of this Agreement, or as otherwise directed by the Subscriber.
3.	Documents Required from Subscriber
3.1            The Subscriber must complete, sign and return to the Issuer the following documents:
(a)	this Agreement; and
(b)	such other supporting documentation that the Issuer or the Issuer's Counsel may request to establish the Subscriber's qualification as a qualified investor,

and the Subscriber acknowledges and agrees that the Issuer will not consider the Subscription for acceptance unless the Subscriber has provided all of such documents to the Issuer.
3.2            As soon as practicable upon any request by the Issuer, the Subscriber will complete, sign and return to the Issuer any additional documents, questionnaires, notices and undertakings as may be required by any regulatory authorities or applicable laws.
3.3            The Issuer and the Subscriber acknowledge and agree that the Issuer's Counsel has acted as counsel only to the Issuer and is not protecting the rights and interests of the Subscriber.  The Subscriber acknowledges and agrees that the Issuer and the Issuer's Counsel have given the Subscriber the opportunity to seek, and are hereby recommending that the Subscriber obtain, independent legal advice with respect to the subject matter of this Agreement and, further, the Subscriber hereby represents and warrants to the Issuer and the Issuer's Counsel that the Subscriber has sought independent legal advice or waives such advice.
4.	Conditions and Closing
4.1            The Closing Date will occur on such date as may be determined by the Issuer in its sole discretion.  The Issuer may, at its discretion, elect to close the Offering in one or more closings.
4.2            The Closing is conditional upon and subject to:
(a)	the Issuer having obtained all necessary approvals and consents, including regulatory approvals for the Offering; and
(b)	the issue and sale of the Securities being exempt from the requirement to file a prospectus or registration statement, or the Issuer having received such orders, consents or approvals as may be required to permit such sale without the requirement to file a registration statement.
4.3            The Subscriber acknowledges that the certificates representing the Securities will be available for delivery within two business days of the Closing Date, provided that the Subscriber has satisfied the requirements of Section 3 hereof and the Issuer has accepted this Agreement.
5.	Acknowledgements and Agreements of the Subscriber
5.1            The Subscriber acknowledges and agrees that:
(a)	none of the Securities have been or will be registered under the United States Securities Act of 1933, as amended, (the "1933 Act"), or under any securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to any U.S. Person (as defined in Section 6.2), except in accordance with the provisions of Regulation S under the 1933 Act ("Regulation S"), pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with any other applicable state, provincial and foreign securities laws;
(b)	the Issuer has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other applicable securities laws;

(c)	the Issuer will refuse to register the transfer of any of the Securities into the United States, or to, or for the account or benefit of, a U.S. Person not made pursuant to Regulation S, an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable state or local securities laws;
(d)	the decision to execute this Agreement and to acquire the Securities has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuer and such decision is based entirely upon a review of any public information which has been filed by the Issuer with the United States Securities and Exchange Commission (the "SEC") (collectively, the "Public Record");
(e)	the Issuer and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements of the Subscriber contained in this Agreement, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber will promptly notify the Issuer;
(f)	there are risks associated with the purchase of the Securities, as more fully described in the Issuer's periodic disclosure forming part of the Public Record;
(g)	the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to ask questions of, and receive answers from, the Issuer in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Issuer;
(h)	a portion of this Offering may be sold pursuant to an agreement between the Issuer and one or more agents registered in accordance with applicable securities laws, in which case the Issuer will pay a fee and/or compensation securities on terms as set out in such agreement;
(i)	finder's fees or broker's commissions may be payable by the Issuer to finders who introduce subscribers to the Issuer;
(j)	the books and records of the Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, its legal counsel and/or its advisor(s);
(k)	all of the information which the Subscriber has provided to the Issuer is correct and complete and if there should be any change in such information prior to the Closing, the Subscriber will immediately notify the Issuer, in writing, of the details of any such change;
(l)	the Issuer is entitled to rely on the representations and warranties of the Subscriber contained in this Agreement, and the Subscriber will hold harmless the Issuer from any loss or damage it or they may suffer as a result of the Subscriber's failure to correctly complete this Agreement;

(m)	the Subscriber has been advised to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Issuer is not in any way responsible) for compliance with:
(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and
(ii)	applicable resale restrictions;
(n)	there may be material tax consequences to the Subscriber of an acquisition or disposition of the Securities and the Issuer gives no opinion and make no representation with respect to the tax consequences to the Subscriber under federal, state, provincial, local or foreign tax laws with respect to the Subscriber's acquisition or disposition of the Securities;
(o)	no documents in connection with the issuance of the Securities have been reviewed by the SEC or any other securities regulators;
(p)	neither the SEC nor any other securities commission or similar regulatory authority in any other jurisdiction has reviewed or passed on the merits of any of the Securities;
(q)	there is no government or other insurance covering any of the Securities;
(r)	the Securities are "restricted securities" as such term is defined under Rule 144 of the 1933 Act and will be subject to a hold period in relation to offers and sales of the Securities thereunder, which may be an indefinite period of time, and it agrees that if it decides to offer, sell, pledge or otherwise transfer, directly or indirectly, any such securities absent such registration, it will not offer, sell, pledge or otherwise transfer, directly or indirectly, any of such securities, except:
(i)	to the Issuer,
(ii)	outside the United States in an "offshore transaction" in compliance with the requirements of Rule 904 of Regulation S under the 1933 Act, if available, and in compliance with applicable local laws and regulations;
(iii)	in compliance with the exemption from registration under the 1933 Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities laws, or
(iv)	in a transaction that does not require registration under the 1933 Act or any applicable state securities laws,
(v)	and, in the case of subparagraph (iii) or (iv), it has furnished to the Issuer an opinion of counsel of recognized standing in form and substance satisfactory to the Issuer to such effect; and
(s)	this Agreement is not enforceable by the Subscriber unless it has been accepted by the Issuer and the Issuer reserves the right to reject this Subscription for any reason.

6.	Representations and Warranties of the Subscriber
6.1            The Subscriber hereby represents and warrants to the Issuer (which representations and warranties will survive the Closing) that:
(a)	the Subscriber is not in, or a resident of, the United States or Canada;
(b)	the Subscriber is not in the United States, is not a U.S. Person, is not purchasing the Securities for the account or benefit of a U.S. Person, did not receive the offer to buy the Securities while in the United States and it (or its authorized signatory) was outside of the United States at the time its buy order was placed and this Agreement was executed;
(c)	the Subscriber: (i) has adequate net worth and means of providing for its current financial needs and possible personal contingences, (ii) has no need for liquidity in this investment, (iii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities, (iv) is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and (v) can afford the complete loss of the Subscription Amount;
(d)	the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;
(e)	the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;
(f)	the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;
(g)	the Subscriber has received and carefully read this Agreement;
(h)	the Subscriber is aware that an investment in the Issuer is speculative and involves certain risks, including those risks disclosed in the Public Record and the possible loss of the entire Subscription Amount;
(i)	the Subscriber has made an independent examination and investigation of an investment in the Securities and the Issuer and agrees that the Issuer will not be responsible in any way for the Subscriber's decision to invest in the Securities and the Issuer;
(j)	the Subscriber is not an underwriter of, or dealer in, any of the Securities, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;
(k)	the Subscriber is purchasing the Securities for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Securities, and the Subscriber has not subdivided its interest in any of the Securities with any other person;

(l)	the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;
(m)	no person has made to the Subscriber any written or oral representations:
(i)	that any person will resell or repurchase any of the Securities,
(ii)	that any person will refund the purchase price of any of the Securities, or
(iii)	as to the future price or value of any of the Securities
(n)	offers and sales of any of the Securities prior to the expiration of the period specified in Regulation S (such period hereinafter referred to as the "Distribution Compliance Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state and provincial securities laws;
(o)	it has not acquired the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable securities laws or under an exemption from such registration requirements and as otherwise provided herein;
(p)	hedging transactions involving the Securities may not be conducted unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable securities laws;
(q)	the funds representing the Subscription Amount will not represent proceeds of crime for the purposes of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the "PATRIOT Act") and the Subscriber acknowledges that the Issuer may in the future be required by law to disclose the Subscriber's name and other information relating to this Agreement and the Subscription, on a confidential basis, pursuant to the PATRIOT Act. No portion of the Subscription Amount: (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the Subscriber, and it shall promptly notify the Issuer if the Subscriber discovers that any of such representations ceases to be true and provide the Issuer with appropriate information in connection therewith;

(r)	the Subscriber is knowledgeable of, or has been independently advised as to, the applicable laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the "International Jurisdiction") which would apply to the offer and sale of the Securities;
(s)	the Subscriber is purchasing the Securities pursuant to exemptions from prospectus or equivalent requirements under applicable laws or, if such is not applicable, the Subscriber is permitted to purchase the Securities under the applicable laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;
(t)	the applicable laws of the authorities in the International Jurisdiction do not require the Issuer to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the offer, issue, sale or resale of any of the Securities;
(u)	the purchase of the Securities by the Subscriber does not trigger:
(i)	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or
(ii)	any continuous disclosure reporting obligation of the Issuer in the International Jurisdiction, and
(v)	the Subscriber will, if requested by the Issuer, deliver to the Issuer a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (s), (t) and (u) above to the satisfaction of the Issuer, acting reasonably.
6.2            In this Agreement, the term "U.S. Person" will have the meaning ascribed thereto in Regulation S, and for the purpose of this Agreement includes, but is not limited to: (a) any person in the United States; (b) any natural person resident in the United States; (c) any partnership or corporation organized or incorporated under the laws of the United States; (d) any partnership or corporation organized outside the United States by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; or (e) any estate or trust of which any executor or administrator or trustee is a U.S. Person.
7.	Representations and Warranties will be Relied Upon by the Issuer
7.1            The Subscriber acknowledges and agrees that the representations and warranties contained in this Agreement are made by it with the intention that such representations and warranties may be relied upon by the Issuer and the Issuer's Counsel in determining the Subscriber's eligibility to purchase the Securities under applicable laws, or, if applicable, the eligibility of others on whose behalf the Subscriber is contracting hereunder to purchase the Securities under applicable laws. The Subscriber further agrees that, by accepting delivery of the certificates representing any of the Securities, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of the Securities and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Securities.

8.	Acknowledgement and Waiver
8.1            The Subscriber has acknowledged that the decision to acquire the Securities was solely made on the basis of the Public Record.  The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.
9.	Legending of Shares
9.1            The Subscriber hereby acknowledges that, upon the issuance thereof, and until such time as the same is no longer required under applicable securities laws, any certificates representing any of the Securities will bear a legend in substantially the following form:
"THE SECURITIES REPRESENTED HEREBY HAVE BEEN ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT IN THE UNITED STATES OR U.S. PERSONS (AS DEFINED HEREIN) AND ARE NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").
NONE OF THE SECURITIES REPRESENTED HEREBY, AND NONE OF THE SECURITIES INTO WHICH SUCH SECURITIES ARE CONVERTIBLE, HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE U.S. STATE AND FOREIGN SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES AND THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT."
9.2            The Subscriber hereby acknowledges and agrees to the Issuer making a notation on its records or giving instructions to the registrar and transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Agreement.
10.	Collection of Personal Information
10.1            The Subscriber acknowledges and consents to the fact that the Issuer is collecting the Subscriber's personal information for the purpose of fulfilling this Agreement and completing the Offering.  The Subscriber acknowledges that its personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be included in record books in connection with the Offering and may be disclosed by the Issuer to: (a) stock exchanges or securities regulatory authorities, (b) the Issuer's registrar and transfer agent, (c) the Internal Revenue Agency or any other tax authorities, and (d) any of the other parties involved in the Offering, including the Issuer's Counsel. By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) for the foregoing purposes and to the retention of such personal information for as long as permitted or required by applicable laws.  Notwithstanding that the Subscriber may be purchasing the Securities as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the nature and identity of such undisclosed principal, and any interest that such undisclosed principal has in the Issuer, all as may be required by the Issuer in order to comply with the foregoing.

Furthermore, the Subscriber is hereby notified that:
(a)	the Issuer may deliver to any securities commission having jurisdiction over the Issuer, the Subscriber or this Subscription, including the SEC and/or any state, provincial, federal or other securities commissions (collectively, the "Commissions"), certain personal information pertaining to the Subscriber, including the Subscriber's full name, residential address and telephone number, information with respect to other securities of the Issuer owned by the Subscriber, the total Subscription Amount paid for the Securities, and the prospectus or registration exemption relied on by the Issuer and the date of distribution of the Securities;
(b)	such information is being collected indirectly by the Commissions under the authority granted to them in applicable securities laws; and
(c)	such information is being collected for the purposes of the administration and enforcement of applicable securities laws.
11.	Costs
11.1            The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Securities will be borne by the Subscriber.
12.	Governing Law
12.1            This Agreement is governed by the laws of the State of Nevada and the federal laws of the United States applicable therein. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial or undisclosed purchaser for whom it is acting, irrevocably attorns to the exclusive jurisdiction of the courts of the State of Nevada.
13.	Survival
13.1            This Agreement, including, without limitation, the representations, warranties and covenants contained herein, will survive and continue in full force and effect and be binding upon the Issuer and the Subscriber, notwithstanding the completion of the purchase of the Securities by the Subscriber.
14.	Assignment
14.1            This Agreement is not transferable or assignable.
15.	Severability
15.1            The invalidity or unenforceability of any particular provision of this Agreement will not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

16.	Entire Agreement
16.1            Except as expressly provided in this Agreement and in any exhibit, agreement, instrument or other document attached hereto or contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Issuer or by anyone else.
17.	Notices
17.1            All notices and other communications hereunder will be in writing and will be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication, including email or other means of electronic communication capable of producing a printed copy.  Notices to the Subscriber will be directed to the address of the Subscriber set forth on page 2 of this Agreement and notices to the Issuer will be directed to it at the address of the Issuer set forth on page 3 of this Agreement.
18.	Counterparts and Electronic Means
18.1            This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, will constitute an original and all of which together will constitute one instrument.  Delivery of an executed copy of this Agreement by email transmission, or other means of electronic communication capable of producing a printed copy, will be deemed to be execution and delivery of this Agreement as of the Closing Date.
19.	Indemnity
19.1            The Subscriber will indemnify and hold harmless the Issuer and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Agreement or in any document furnished by the Subscriber to the Issuer in connection herewith being untrue in any material respect, or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Issuer in connection therewith.